UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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CALLISTO PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CALLISTO PHARMACEUTICALS, INC.
NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

Thursday, October 12, 2006
at 11:00 a.m.

American Stock Exchange, 86 Trinity Place, New York, NY

CALLISTO PHARMACEUTICALS, INC.
420 LEXINGTON AVENUE, SUITE 1609
NEW YORK, NEW YORK 10170

August 28, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the “Meeting”) of Callisto Pharmaceuticals, Inc., which will be held at the American Stock Exchange, 86 Trinity Place, New York, New York on Thursday, October 12, 2006, at 11:00 am local time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

Sincerely,

/s/ Gabriele M. Cerrone
Gabriele M. Cerrone
Chairman of the Board of Directors

CALLISTO PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
TO BE HELD ON OCTOBER 12, 2006

To our Stockholders:

The 2006 Annual Meetings of Stockholders (the “Annual Meeting”) of Callisto Pharmaceuticals, Inc. (“Callisto” or the “Company”) will be held at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Thursday, October 12, 2006, beginning at 11:00 a.m. local time, to consider the following proposals:

1.               To elect seven directors to Callisto’s Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);

2.               To approve an amendment to Callisto’s 2005 Directors’ Stock Option Plan allowing the grant of options to non-employee directors as compensation for service on Board committees (Proposal No. 2);

3.               To ratify the appointment of BDO Seidman, LLP as Callisto’s independent registered public accountants for the year ending December 31, 2006 (Proposal No. 3); and

4.               To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about August 28, 2006, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of Callisto Pharmaceuticals common stock (AMEX: KAL) on August 22, 2006, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

We thank you for your cooperation in returning your proxy as promptly as possible.

By Order of the Board of Directors

Gabriele M. Cerrone
Chairman of the Board of Directors

New York, New York
August 28, 2006

IMPORTANT

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Annual Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a website address and voting codes, we urge you to vote on the Internet at www.votestock.com or telephonically toll-free at 1-866-626-4508 to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

Please SIGN, DATE, and RETURN the enclosed Proxy or submit your Proxy by telephone or the Internet immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Callisto Pharmaceuticals, Inc. (“Callisto” or the “Company”) to be voted at the Annual Meeting of stockholders which will be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Thursday, October 12, 2006 beginning at 11:00 a.m., and at any postponements or adjournments thereof on.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:    What is the purpose of the Annual Meeting?

A:           At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors, approving an amendment to the Company’s 2005 Directors’ Stock Option Plan and ratification of the appointment of the Company’s independent registered public accountants. In addition, management will report on the performance of the Company during fiscal year 2005 and respond to questions from stockholders.

Q:    Who is entitled to vote at the meeting?

A:           Stockholders of record at the close of business on August 22, 2006, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had outstanding and entitled to vote 38,454,931 shares of common stock. The common stock is the only class of stock of Callisto that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Callisto common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Q:    Who can attend the meeting?

A:           Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 10 a.m., and seating will begin at 10:30 a.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:    Why is the Company soliciting proxies?

A:           Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of Callisto (the “Board” or the “Board of Directors”) solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the Proxy is returned properly executed, the stockholder’s shares will be voted according to the stockholder’s directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

Q:    What constitutes a quorum?

A:           The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, 38,454,931 shares of Callisto common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 19,227,466 votes will be required to establish a quorum.  If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present.  Because abstentions and withheld votes are considered present for purposes of determining voting power, abstentions and withheld votes have the effect of a vote AGAINST a proposal.  If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q:    How do I vote?

A:    Callisto is offering you four methods of voting.

•                  You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope.

•                  You may vote by telephone by calling the toll free number that appears on the enclosed proxy card and following the instructions given.

•                  You may vote via the Internet by following the instructions provided on the enclosed proxy card.

•                  You may attend the meeting and vote in person.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q:    Can I vote by telephone or electronically?

A:           If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy card. If your shares are held in “street name,” please check your Proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

The deadline for voting by telephone or electronically is 5:00 p.m. (Eastern Daylight Time) on October 11, 2006.

Q:    Can I change my vote after I return my Proxy card?

A:           A Proxy may be revoked by giving the Secretary of Callisto written notice of revocation at any time before the voting of the shares represented by the Proxy. A stockholder who attends the meeting may revoke a Proxy at the meeting. Attendance at the meeting will not, by itself, revoke a Proxy.

Q:    What are the Board’s recommendations?

A:           Unless you give other instructions on your Proxy card, the persons named as proxy holders on the Proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•                  for election of the nominated slate of directors (see page 6);

•                  for approval of an amendment to the Company’s 2005 Directors’ Stock Option Plan allowing the grant of options to non-employee directors for service on a Board committee (see page 9); and

•                  for ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for  the fiscal year 2006 (see page 13)

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:    What vote is required to approve each item?

A:           The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting.  A properly executed Proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Approving the amendment to the Company’s 2005 Directors’ Stock Option Plan and ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for fiscal year 2006, will each require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect seven directors to serve until the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Name	Age	Positions
Gabriele M. Cerrone	34	Chairman of the Board
Gary S. Jacob	59	Chief Executive Officer, Chief Scientific
		Officer and Director; Chairman of Synergy Pharmaceuticals Inc.
Christoph Bruening	39	Director
Riccardo Dalla-Favera	53	Director
John P. Brancaccio	58	Director
Stephen K. Carter	68	Director
Randall Johnson	59	Director

Gabriele M. Cerrone has served as the Company’s Chairman of the Board of Directors since May 2003 and as a consultant since January 2005. From March 1999 to January 2005 Mr. Cerrone served as a Senior Vice President of Investments of Oppenheimer & Co. Inc., a financial services firm. Prior to such affiliation, Mr. Cerrone held the position of Managing Director of Investments at Barrington Capital, L.P., a merchant bank, between March 1998 and March 1999. Between May 2001 and May 2003, Mr. Cerrone served on the board of directors of SIGA Technologies, Inc.  Mr. Cerrone currently serves as Chairman of the Board and a consultant to FermaVir Pharmaceuticals, Inc., a biotechnology company. In addition, Mr. Cerrone currently serves as Co-Chairman of the Board and a consultant to Xenomics, Inc., a molecular diagnostics company. Mr. Cerrone is the managing partner of Panetta Partners Ltd., a Colorado limited partnership, that is a private investor in real estate and public and private companies engaged in biotechnology and other areas.

Gary S. Jacob, Ph.D. has served as the Company’s Chief Executive Officer as well as Chief Scientific Officer since May 2003 and a Director since October, 2004.  Dr. Jacob has also served as Chairman of Synergy Pharmaceuticals Inc., a wholly-owned subsidiary of the Company, since October 2003. Dr. Jacob served as Chief Scientific Officer of Synergy Pharmaceuticals Inc. from 1999 to 2003. From 1990 to 1998, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of Glycobiology. From 1997 to 1998, Dr. Jacob was Director of Functional Genomics, Corporate Science & Technology, Monsanto, where he played a pivotal role in the rapid development of Monsanto’s plant genomics strategy and the buildup of the in-house advanced genomics program. From 1990 to 1997, Dr. Jacob was Director of Glycobiology, G.D. Searle Pharmaceuticals Inc. From 1986 to 1990, Dr. Jacob was Manager of the G.D. Searle Glycobiology Group located at Oxford University, England.

Christoph Bruening has served as a Director of the Company since May 2003. Mr. Bruening organized Value Relations GmbH, a full service investor relations firm operating in Frankfurt, Germany in 1999 and currently serves as its Managing Partner. From 1998 to 1999, Mr. Bruening served as a funds manager and Director of Asset Management for Value Management and Research AG, a private investment fund and funds manager in Germany. From 1997 to 1998, Mr. Bruening was a financial analyst and Head of Research for Value Research GmbH.  Mr. Bruening is currently a member of the advisory board of Clarity AG.

Riccardo Dalla-Favera has served as a Director of our company since June 2005. Dr. Dalla-Favera has been Director of the Herbert Irving Comprehensive Cancer Center at Columbia University since early 2005, Director for the Institute for Cancer Genetics at Columbia University since 1999 and Professor in the Department of Genetics & Development at Columbia University since 1992. Dr. Dalla-Favera was formerly Deputy Director of Columbia-Presbyterian Cancer Center from 1992 to 1998.

John P. Brancaccio, a retired CPA,  has served as a Director of the Company since April 2004.  Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies.  From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company.  From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company.  Mr. Brancaccio is currently a director of Alfacell Corporation as well as a director of each of Xenomics, Inc. and FermaVir Pharmaceuticals, Inc.

Stephen K. Carter, M.D. has served as a Director of the Company since August 2004.  Since 2000, Dr. Carter has been employed as an independent consultant.  From 1998 to 2000, Dr. Carter was senior vice president, clinical and regulatory affairs of SUGEN, Inc. (subsequently acquired by Pharmacia & Upjohn, Inc.). From 1995 to 1996, Dr. Carter was senior vice president, research and development with Boehringer Ingelheim Pharmaceuticals, Inc. and from 1982 to 1995 held various positions with Bristol-Myers Squibb Company, including senior vice president, worldwide clinical research and development.  Dr. Carter is a director of Vion Pharmaceuticals, Inc., Cytogen Corp., Emisphere Technologies Inc., Alfacell Corp. and Tapestry Pharmaceuticals Inc. (each a biotechnology company).

Randall Johnson, Ph.D. has served as a Director of the Company since February 2005.  Since February 2002, Dr. Johnson has been serving as a consultant to various venture capital, biotechnology and pharmaceutical companies focusing on oncology.  From October 1982 to February 2002, Dr. Johnson served in a number of capacities at GlaxoSmithKline PLC/SmithKline Beecham Pharmaceuticals, most recently as a Group Director in the Department of Oncology Research.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

The Board of Directors oversees Callisto’s business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that Callisto sends them and by participating in Board and committee meetings.

During 2005, the Board of Directors held 7 meetings. Each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served. The Board also approved certain actions by unanimous written consent.

The Board of Directors has standing Audit, Compensation, and Corporate Governance/Nominating Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Compensation Committee	Corporate Governance/ Nominating Committee
Gabriele M. Cerrone
Gary S. Jacob
Christoph Bruening	*	*	*
Riccardo Dalla-Favera
John P. Brancaccio	*	*	*
Stephen K. Carter		*	*
Randall Johnson	*

Audit Committee. The Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The functions of the Audit Committee and its activities during 2005 are described in more detail under the heading “Report of the Audit Committee.”  The Board has determined that each member of the Audit Committee is independent as defined by the American Stock Exchange. The Board has determined that Mr. Brancaccio is an “audit committee financial expert” as defined by the Securities and Exchange Commission. During 2005, the Audit Committee held 5 meetings.  The Audit Committee Charter is posted on our web site at www.callistopharma.com.

Compensation Committee. The Compensation Committee has responsibility for assisting the Board in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of the Company; assuring that the executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the Company; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of the Company’s incentive plans and benefit programs; and monitoring of compliance with the legal prohibition on loans to directors and executive officers of the Company.  The Board has determined that each member of the Compensation Committee is independent as defined by the Amex.  During 2005, the Compensation Committee held 4 meetings.  The Compensation Committee Charter is posted on our web site at www.callistopharma.com.

Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines.  The Board has determined that each member of the Corporate Governance/Nominating Committee is independent as defined by the Amex.  During 2005, the Corporate Governance/ Nominating Committee held 1 meeting.  The Corporate Governance/Nominating Committee Charter is posted on our web site at www.callistopharma.com.

Nomination of Directors

As provided in its charter, the Corporate Governance/Nominating Committee is responsible for identifying individuals qualified to become directors. The Corporate Governance/Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Corporate Governance/Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Corporate Governance/Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•                  high personal and professional ethics and integrity;

•                  the ability to exercise sound judgment;

•                  the ability to make independent analytical inquiries;

•                  a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•                  the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Corporate Governance/Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•                  whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•                  whether the person would qualify as an “independent” director under the listing standards of the Amex;

•                  the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•                  the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Corporate Governance/Nominating Committee will consider director candidates recommended by any stockholder provided such recommendations are submitted in accordance with the procedures set forth below.

In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Corporate Governance/Nominating Committee must comply with the following:

•                  the recommendation must be made in writing to the Corporate Secretary, Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York  10170;

•                  the recommendation must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person’s ownership of the Company’s common stock;

•                  the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

•                  a statement from the stockholder nominee indicating that such nominee wants to serve on the Board and could be considered “independent” under the Rules and Regulations of the Amex and the Securities and Exchange Commission, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Corporate Governance/Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

Directors Compensation

Under the 2005 Directors’ Stock Option Plan, upon election to the Board, each non-employee and non-consultant director receives a grant of 45,000 stock options vesting over three years and having an exercise price equal to the fair market value of the common stock on the date of grant. Upon re-election to the Board, each of our non-employee and non-consultant directors receive an annual grant of 6,000 options vesting over three years having an exercise price equal to the fair market value of the common stock on the date of grant. In addition, non-employee and non-consultant directors will receive an annual grant of options with an exercise price equal to the fair market value of the common stock on the date of grant for serving on Board committees which will vest in one year. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive 5,000, 3,500 and 2,000 stock options, respectively, and members of such committees receive 3,000, 2,000 and 1,000 stock options, respectively.

Non-employee and non-consultant directors also receive an annual cash fee of $15,000 as well as cash compensation for serving on board committees. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive $10,000, $7,000 and $4,000, respectively, and members of such committees receive $6,000, $4,000 and $2,500, respectively.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, executive officers and employees.  The Code of Business Conduct and Ethics can be found as Exhibit 14 to our Form 10-KSB filed on April 14, 2004 and is posted on our website at www.callistopharma.com.

Stockholder Communication with the Board of Directors

Communications to the Board of Directors, the non-management directors or any individual director may be sent to the Corporate Secretary, c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on a review of the copies of such forms received, we believe that during 2005, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that a Form 3 with respect to each of Randall Johnson and Riccardo Dalla-Favera was filed late and a Form 4 with respect to each of Pamela Harris, Gary Jacob, Donald Picker, Stephen Carter, John Brancaccio, Edwin Snape, Randall Johnson, Christoph Bruening (2 Form 4’s) and Riccardo Dalla-Favera was filed late.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2005 DIRECTORS’ STOCK OPTION PLAN

The Board of Directors has adopted, and is seeking stockholder approval of an amendment to the Callisto Pharmaceuticals 2005 Directors’ Stock Option Plan (the “First Amendment to the Directors’ Option Plan) which will allow the grant of stock options to non-employee directors as compensation for their service on Board committees.  A copy of the First Amendment to the Directors’ Option Plan is attached to this Proxy Statement as Appendix A.

The First Amendment to the Directors’ Option Plan amends the 2005 Directors’ Stock Option Plan by adding the following clause to Section 5 Option Grants:

“(d)  each year upon the date of an Annual Meeting, the Board shall have the sole discretion to grant to any Non Employee Director who has been elected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting and, during the time period between such Annual Meeting and the prior Annual Meeting, who (i) has served on a committee of the Board (but who has not served as the chairman of a Board Committee), including but not limited to, the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee (each, a “Board Committee”), an Option to purchase up to 3,000 shares of Common Stock and (ii) has served as the chairman of a Board Committee, an Option to purchase up to 5,000 shares of Common Stock, subject to adjustment as provided in Section 13.”

This clause will allow the Compensation Committee to grant stock options to non-employee and non-consultant directors each year upon the date of the Company’s Annual Meeting as compensation for Board committee service.  The Board believes that Board members should be compensated for their service on the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee.  Pursuant to the Board’s compensation schedule, chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive 5,000, 3,500 and 2,000 stock options, respectively, and members of such committees receive 3,000, 2,000 and 1,000 stock options, respectively.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2005 DIRECTORS’ STOCK OPTION PLAN.

Summary of the 2005 Directors’ Stock Option Plan

The following description of the 2005 Directors’ Stock Option Plan is only a summary of the important provisions of the 2005 Directors’ Stock Option Plan and does not contain all of the terms and conditions of the 2005 Stock Option Directors’ Plan.

What is the purpose of the 2005 Directors’ Stock Option Plan?

The purpose of the 2005 Directors’ Stock Option Plan is to help us attract and retain directors. In addition, we expect to benefit from the added interest that the awardees will have in our welfare as a result of their ownership or increased ownership of our common stock.

What types of awards can be granted under the 2005 Directors’ Stock Option Plan?

Awards authorized under the 2005 Directors’ Stock Option Plan shall consist of options to purchase shares of our common stock. Such awards may be subject to forfeiture in the event of premature termination of engagement, failure to meet certain performance objectives, or other conditions, as may be determined by the Board of Directors.

Each award described above is sometimes referred to in this Proxy Statement as an “Award”, and all such awards are sometime collectively referred to in this Proxy Statement as “Awards” and individuals receiving Awards are sometimes referred to as “Awardees”.

How is the 2005 Directors’ Stock Option Plan administered?

The 2005 Directors’ Stock Option Plan is administered by the Compensation Committee.  Subject to the express terms and conditions of the 2005 Directors’ Stock Option Plan, the Compensation Committee has full power to make Awards, to construe or interpret the 2005 Directors’ Stock Option Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the 2005 Directors Stock Option Plan, the Compensation Committee may also determine which persons shall be granted Awards, the nature of the Awards granted, the number of shares subject to Awards and the time at which Awards shall be made. Such determinations will be final and binding.

How much stock is available under the 2005 Directors’ Stock Option Plan?

The only class of stock subject to an Award is common stock. The maximum number of shares of common stock issuable upon exercise of options with respect to which Awards may be granted is 1,000,000 shares; however, this number is subject to adjustment in the event of a recapitalization, reorganization or similar event.

Shares shall consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares represented by Awards that are cancelled, forfeited, terminated or expired will again be available for grants and issuance under the 2005 Directors’ Stock Option Plan.

Who is eligible to participate in the 2005 Directors’ Stock Option Plan?

Persons eligible for Awards under the 2005 Directors’ Stock Option Plan is limited to Directors of the Company who are not employees or consultants of the Company. The Compensation Committee will select who will receive Awards and the amount and nature of such Awards.

What happens if the number of outstanding shares changes because of a merger, consolidation, recapitalization or reorganization?

In the event that our outstanding shares of common stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the 2005 Directors’ Stock Option Plan and the number and/or the purchase price of shares subject to outstanding Awards under the 2005 Directors’ Stock Option Plan shall be adjusted at the sole discretion of the Compensation Committee to the extent that the Compensation Committee determines to be appropriate.

When will the 2005 Directors’ Stock Option Plan terminate?

The 2005 Directors’ Stock Option Plan shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the 2005 Directors’ Stock Option Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, but the Board of Directors may terminate the 2005 Directors’ Stock Option Plan at any time prior to that date and Awards granted prior to such termination may extend beyond such date. Termination of the 2005 Directors’ Stock Option Plan will not alter or impair, without the consent of the Awardee, any of the rights or obligations of any Award made under the 2005 Directors’ Stock Option Plan.

What changes can the Board make to the 2005 Directors’ Stock Option Plan?

The Board may from time to time alter, amend, suspend or discontinue the 2005 Directors’ Stock Option Plan. However, no such action of the Board may alter the provisions of the 2005 Directors’ Stock Option Plan so as to alter any outstanding Awards to the detriment of the Awardee or participant without such participant’s or Awardees consent, and no amendment to the 2005 Directors’ Stock Option Plan may be made without stockholder approval if such amendment would materially increase the benefits to the Awardees or the participants in the 2005 Directors’ Stock Option Plan, materially increase the number of shares issuable under the 2005 Directors’ Stock Option Plan, extend the terms of the 2005 Directors’ Stock Option Plan or the period during which Awards may be granted or exercised or materially modify requirements as to eligibility to participate in the 2005 Directors’ Stock Option Plan.

What are the important provisions of the plan with respect to each type of award?

The Compensation Committee may, at its discretion, award options to purchase shares of common stock to a recipient (the “Option Awards”). The Option Awards will be issued pursuant to an agreement between the Company and the Awardee. Each recipient of an Option Award upon exercise of the option will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares.

In the event of a participant’s retirement, permanent disability or death, or in cases of special circumstances, the Board of Directors may waive any or all of the remaining restrictions and limitations imposed under the 2005 Directors’ Stock Option Plan with respect to any Awards.

These options and shares of stock underlying the options may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as any stated restrictions lapse. The Compensation Committee, in its absolute discretion, may impose such restrictions on the transferability of the Awards granted in this 2005 Directors’ Stock Option Plan as it deems appropriate. Any such restrictions shall be set forth in the Agreement with respect to such Awards and may be referred to on the certificates evidencing shares issued pursuant to any such Award.  Shares of restricted stock will be evidenced by a certificate that bears a restrictive legend.

What are the U.S. federal income tax consequences of the 2005 Directors’ Stock Option Plan?

The following discussion is a summary of the U.S. Federal income tax consequences to recipients of Awards and to us with respect to Awards granted under the 2005 Directors’ Stock Option Plan. The 2005 Directors’ Stock Option Plan is not qualified under Section 401(a) of the Code.

Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit ability) imposed by the Board of Directors. In general, the receipt of stock with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable. Upon the lapse of such restrictions, the Awardee will be required to include as ordinary income the difference between the amounts paid for the stock, if any, and the fair market value of such stock on the date the restrictions lapse and we will be entitled to a corresponding deduction. In addition, any dividends paid with respect to the stock prior to the lapse of the restrictions will be treated as compensation income by the Awardee and will be deductible by us. Awardees receiving Stock Awards may elect to include the value of such stock (less any amounts paid for such stock) as ordinary income at the time the Award is made. Awardees making this election would treat any gain or loss realized on a sale of the stock as capital gain or loss, but would not be entitled to any loss deduction if they forfeited the stock pursuant to the restrictions imposed by the Board of Directors.

In view of the complexity of the tax aspects of transactions involving the grant and exercise Awards, and because the impact of taxes will vary depending on individual circumstances, each Awardee receiving an Award under the 2005 Directors’ Stock Option Plan should consult their own tax advisor to determine the tax consequences in such Awardee’s particular circumstances.

The following table summarizes information about our equity compensation plans as of December 31, 2005.

Equity Compensation Plan Information

Plan Category	Number of Shares of Common	Weighted-Average Exercise	Number of Options
	Stock to be Issued upon	Price of Outstanding	Remaining Available for
	Exercise of Outstanding	Options	Future Issuance Under
	Options		Equity Compensation Plans
(excluding securities
reflected in column (a))

	(a)	(b)	(c)

Equity Compensation Plans	5,158,372	$1.93	5,970,000
Approved by Stockholders

Equity Compensation Plans	5,417,155	$1.42	n/a
Not Approved by
Stockholders

Total	10,575,527	$1.67	5,970,000

PROPOSAL NO. 3

RATIFICATION OF THE

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected BDO Seidman, LLP as the independent registered public accountants of the Company for the year ending December 31, 2006.  BDO Seidman, LLP audited the financial statements of Callisto Pharmaceuticals, Inc. for the fiscal year ended December 31, 2005.  Representatives of BDO Seidman, LLP are expected to attend the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial statements of the Company, the qualifications, independence and performance of the Company’s independent registered public accountants, the performance of the Company’s internal audit function and compliance by the Company with legal and regulatory requirements.

The Audit Committee is comprised solely of independent directors, as defined in the listing standards of the American Stock Exchange, as well as other statutory, regulatory and other requirements applicable to the Company.  The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which can be viewed at www.callistopharma.com.  The Audit Committee annually reviews and assesses the adequacy of its charter in order to insure early or timely compliance with statutory, regulatory, listing and other requirements applicable to the Company.

The Audit Committee has received from the independent registered public accountants a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.  The Audit Committee also discussed with management and the independent registered public accountants the quality and adequacy of the Company’s internal controls.  The Audit Committee also reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks.

The Audit Committee has discussed and reviewed with the independent registered public accountants all communications required by standards of the Public Company Accounting Oversight Board, including those described in Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent registered public accountants’ examination of the financial statements.

The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2005, with management and the independent registered public accountants.  Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accountants have the responsibility for the examination of those statements.

Based on the above review and discussions with management and the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to stockholder ratification, the selection of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006, and the Board concurred in its recommendation.

Submitted by the Audit Committee

John P. Brancaccio
Christoph Bruening
Randall Johnson

The information contained in the above Audit Committee Report shall not be deemed “ soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference into such filings.

Principal Accountant Fees and Services

Audit Fees.

The aggregate fees billed and unbilled for the fiscal year ended December 31, 2005 for professional services rendered by our principal accountants for the audits of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $155,000. The aggregate fees billed and unbilled for the fiscal year ended December 31,

2004 for professional services rendered by our principal accountants for the audits of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-QSB and consultations and consents were approximately $95,000.

Audit-Related Fees.

The aggregate fees billed for the fiscal year ended December 31, 2005 and 2004 for assurance and related services rendered by our principal accountants related to the performance of the audit or review of our financial statements, specifically accounting research, were approximately $6,000 and $2,500, respectively.

Tax and Other Fees.

There were no aggregate fees billed for the fiscal years ended December 31, 2005 and 2004 as there were no tax related or other services rendered by our principal accountants in connection with the preparation of our federal and state tax returns.

Policy on Audit Committee Pre-Approval of Audit, Audit-Related and Permissible Non-Audit Services of the Independent Registered Public Accountants

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Recommendation of the Board of Directors

If the stockholders do not approve the selection of BDO Seidman, LLP, the appointment of the independent registered public accountants will be reconsidered by the Audit Committee of the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY.

OTHER INFORMATION

Share Ownership by Principal Stockholders and Management

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of August 22, 2006 by (i) each person know to beneficially own more than 5% of the outstanding common stock, (ii) each of our directors, (iii) the Named Executive Officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, N.Y. 10170.

	Shares of Common Stock
Name and Address of Beneficial Owner	Beneficially Owned (1)

	Number of Shares		Percentage of Class

Gabriele M. Cerrone	3,239,237	(2)	8.2%
Chairman of the Board

Gary S. Jacob	784,745	(3)	2.0%
Chief Executive Officer, Chief Scientific Officer
and Director

Donald H. Picker	573,704	(4)	1.5%
Executive Vice President, R&D

Bernard Denoyer	85,000	(5)	*
Vice President, Finance

Daniel S. D’Agostino	116,448	(6)	*
Chief Business Officer

Riccardo Dalla-Favera	27,000	(7)	*
Director

Stephen Carter	58,574	(8)	*
Director

Christoph Bruening	569,365	(9)	1.5%
Director

John Brancaccio	63,415	(10)	*
Director

Randall K. Johnson	37,000	(11)	*
Director

All Directors and Executive Officers as a group (10 persons)	5,554,488	(12)	13.5%

Panetta Partners Ltd.	2,126,737		5.5%

* less than 1%

(1)             Applicable percentage ownership as of August 22, 2006 is based upon 38,454,931 shares of common stock outstanding.

(2)             Consists of 1,112,500 shares of common stock issuable upon exercise of stock options held by Mr. Cerrone and 2,126,737 shares held by Panetta Partners, Ltd.   Mr. Cerrone is the sole managing partner of Panetta and in such capacity only exercises voting and dispositive control over securities owned by Panetta, despite him having only a small pecuniary interest in such securities.

(3)             Includes 650,000 shares of common stock issuable upon exercise of stock options.

(4)             Includes 500,000 shares of common stock issuable upon exercise of stock options.

(5)             Consists of 85,000 shares of common stock issuable upon exercise of stock options.

(6)             Includes 100,000 shares of common stock issuable upon exercise of stock options.

(7)             Consists of 27,000 shares of common stock issuable upon exercise of stock options.

(8)             Consists of 58,574 shares of common stock issuable upon exercise of stock options.

(9)             Consists of 93,666 shares of common stock issuable upon exercise of stock options.

(10)       Includes 63,415 shares of common stock issuable upon exercise of stock options.

(11)       Consists of 37,000 shares of common stock issuable upon exercise of stock options.

(12)       Includes 2,727,155 shares of common stock issuable upon exercise of stock options.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table shows as to (i) our Chief Executive Officer and (ii) each of the four other most highly compensated executive officers (a) whose salary plus bonus exceeded $100,000 during the last fiscal year and (b) who served as executive officers at fiscal year end (collectively, the “Named Executive Officers”), information concerning compensation paid for services to us in all capacities during the last three fiscal years ended December 31, 2005.

		Annual Compensation		Long Term Compensation
Name and Principal	Year	Salary	Bonus	Securities Underlying
Position		($)	($)	Options (#)

Gary S. Jacob	2005	$225,000	$33,750	350,000
Chief Executive Officer and	2004	$225,000	$33,750	275,000
Chief Scientific Officer	2003	$144,792	$0	500,000

Gabriele M. Cerrone	2005	$191,498	$30,750	375,000
Chairman and Consultant (1)

Donald H. Picker	2005	$200,000	$20,000	200,000
Executive Vice President, R&D	2004	$191,875	$37,500	400,000
	2003	$126,661	$10,000	325,000

Pamela Harris (2)	2005	$168,667	$0	350,000
Chief Medical Officer

Daniel S. D’Agostino (3)	2005	$138,614	$0	400,000	(2)
Chief Business Officer

(1)             Mr. Cerrone is being paid pursuant to a consulting agreement with us.

(2)             Ms. Harris was hired on March 28, 2005 and resigned from our company on February 17, 2006.

(3)             Mr. D’Agostino was appointed Chief Business Officer in October 2005.  From October 2004 to October 2005, Mr. D’Agostino served as a consultant to us.

Option Grants in Fiscal Year 2005

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2005.

	Number of Shares		Percent of Total
	Underlying		Options Granted to	Exercise Price	Expiration	Present Value
Name	Options Granted		Employees in 2005	Per Share	Date	at Date of Grant (6)

Gary S. Jacob	350,000	(1)	18.5%	$1.01	7/6/2015	$263,490
Chief Executive Officer and Chief
Scientific Officer

Gabriele M. Cerrone	375,000	(2)	19.8%	$1.70	1/10/2015	$570,160
Chairman and Consultant

Donald H. Picker	200,000	(3)	10.6%	$1.01	7/6/2015	$147,959
Executive Vice President, R&D

Pamela Harris (4)	200,000		10.6%	$1.54	3/28/2015	$229,621
Chief Medical Officer	150,000		7.9%	$1.03	7/7/2015	$115,161

Daniel S. D’Agostino	400,000	(5)	21.1%	$1.53	10/10/2015	$456,229

(1)             100,000 options vest on 7/6/2006; 100,000 options vest on 7/6/2007; and 150,000 options vest on 7/6/2008.

(2)             187,500 options vested on 12/27/2005 and 187,500 options vest on 12/27/2006.

(3)             75,000 options vest on 7/6/2006; 75,000 options vest on 7/6/2007; and 50,000 options vest on 7/6/2008.

(4)             Ms. Harris resigned from our company on February 17, 2006. None of her options were vested as of the date of her resignation and were thus forfeited upon her departure.

(5)             100,000 options vest on each of 10/10/2006; 10/10/2007 and 10/10/2008. In addition, 100,000 options vest upon successful in-licensing or acquisition of certain drugs.

(6)             Determined using Black-Scholes methodology with stock price on the date of grant and assuming (i) no dividend, (ii) volatility factor of 79%, (iii) risk free interest rate of 4.25%, (iv) expected life of seven years.

Aggregated Option Exercises in 2005 and Year End Option Values

The following table provides certain information with respect to the Named Executive Officers concerning the exercise of stock options during the fiscal year ended December 31, 2005 and the value of unexercised stock options held as of such date.

	Number of Shares Underlying Options		Value of Unexercised In the
	at December 31, 2005		Money Options at December 31, 2005 (1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Gary S. Jacob	325,000	800,000	$—	$129,500
Chief Executive Officer and Chief
Scientific Officer

Gabriele M. Cerrone	1,087,500	212,500	$189,319	$—
Chairman and Consultant

Donald H. Picker	241,666	683,334	$—	$74,000
Executive Vice President, R&D

Pam Harris	—	350,000	$—	$52,500
Chief Medical Officer

Daniel S. D’Agostino	—	400,000	$—	$—
Chief Business Officer

During the fiscal year ended December 31, 2005, no options were exercised.

(1)   Amounts calculated by subtracting the exercise price of the options from the market value of the underlying common stock using the closing sale price on the American Stock Exchange of $1.38 per share on December 30, 2005.

Employment  Agreements

We are party to an employment agreement with Gary S. Jacob, Ph.D. dated June 13, 2003, pursuant to which Dr. Jacob serves as our Chief Executive Officer and Chief Scientific Officer. Dr. Jacob’s employment agreement is for a term of 18 months beginning June 13, 2003 and is automatically renewable for successive one year periods at the end of the term. Dr. Jacob’s  salary effective March 1, 2006 is $300,000 per year and he is eligible to receive a cash bonus of up to 15% of his salary per year. During 2005, Dr. Jacob received a cash bonus of $33,750.

We are party to an employment agreement with Donald H. Picker, Ph.D. dated September 23, 2003, as amended, pursuant to which Dr. Picker serves as Executive Vice President, Drug Development. The employment agreement is for a term of 18 months beginning September 23, 2003 and is automatically renewable for successive one year periods at the end of the term. Dr. Picker’s salary effective March 1, 2006 is $225,000 per year and he is eligible to receive a cash bonus of up to $45,000 per year upon the achievement of certain performance milestones. In February 2006, Dr. Picker was paid a bonus of $20,000 based on certain milestones he achieved during 2005.

We are party to an employment agreement with Bernard Denoyer dated January 15, 2004, pursuant to which Mr. Denoyer serves as our Vice President, Finance. Mr. Denoyer’s employment agreement is for a term of 12 months beginning January 15, 2004 and is automatically renewable for successive one year periods at the end of the term. Mr. Denoyer’s salary effective January 15, 2006 is $105,000 per year and he is eligible to receive a cash bonus of up to 10% of his salary per year. During 2005, Mr. Denoyer was paid a bonus of $5,600 for his services during 2005.

On October 10, 2005 we entered into an employment agreement with Dan D’Agostino to serve as our Chief Business Officer. Pursuant to the employment agreement, we will employ Mr. D’Agostino for a period of one year commencing October 10, 2005 which term will be automatically renewed for successive one year periods until written notice not to renew is delivered by either us or Mr. D’Agostino. Mr. D’Agostino will be paid an annual base salary of $175,000. In addition, Mr. D’Agostino will be eligible to earn an annual cash bonus up to 15% of his annual base salary, plus up to $25,000 based on meeting performance objectives and bonus criteria, specifically surrounding our corporate development plans to expand our technology and product portfolio.

Mr. D’Agostino was granted an aggregate 400,000 incentive stock options pursuant to our stock option plan with an exercise price of $1.53 per share. 300,000 of such options will vest pursuant to the following schedule: 100,000 options will vest on October 10, 2006; 100,000 options will vest on October 10, 2007; and 100,000 options will vest on October 10, 2008. The remaining 100,000 options will vest upon the successful in-licensing of certain drug candidates.

Change of Control Arrangements

On June 9, 2005, we entered into Extension and Severance Compensation Agreements with each of Gary S. Jacob, our Chief Executive Officer and Donald H. Picker, our Executive Vice President, R&D. The Agreements extend the term of the employment agreement for each of Drs. Jacob and Picker to June 13, 2007.

Each of the agreements provide that in the event there is a change of control of our company and the executive’s employment shall have been terminated within two years after a change in control by him for good reason or by our company and such termination did not occur as a result of (i) the executive’s death, (ii) the executive’s disability, (iii) the executive’s retirement or (iv) the executive’s termination for cause, the executive shall be entitled to an amount equal to the compensation due to the executive for the term of his employment under his employment agreement for the time remaining of such employment term. In addition, all of the executive’s unvested stock options shall immediately and irrevocably vest and the exercise period of such options will be extended to the later of the longest period permitted by our stock option plans or ten years following termination.

In addition, Mr. D’Agostino’s employment agreement provides that in the event there is a change of control of our company and Mr. D’Agostino’s employment shall have been terminated within two years after a change in control by him for good reason or by our company and such termination did not occur as a result of (i) death, (ii) disability, (iii) retirement or (iv) termination for cause, Mr. D’Agostino shall be entitled to all of his unvested stock options immediately and irrevocably vesting and the exercise period of such options will be extended to the later of the longest period permitted by our stock option plans or ten years following termination.

Consulting Agreements

On February 26, 2006 we entered into a consulting agreement with Dr. Arthur Sytkowski to be our medical monitor for clinical trials. Under the agreement Dr. Sytkowski will be paid $250 per hour and reimbursed for expenses. The term of the agreement is twelve months and can be terminated by him or us with 90 days advanced notice.

On January 31, 2006 we entered into a consulting agreement with Dr. Moshe Talpaz, whereby Dr. Talpaz will provide consulting services for our Degrasyns program. Under the agreement Dr. Talpaz will be paid $10,000 per year and was granted 575,000 10-year options to purchase our common stock at $1.60 per share. Such options vest based on milestones related to the Degrasyns compounds being developed towards FDA approval. In addition, pursuant to the agreement we issued 75,000 restricted shares of common stock to Dr. Talpaz. The term of the agreement is for the length of time we are developing the Degrasyns platform of compounds in all indications.

On July 18, 2005, we entered into a letter of engagement with Trilogy Capital Partners, Inc. The term of the agreement is for one year beginning on July 18, 2005 and terminable thereafter by either party upon 30 days’ prior written notice. Pursuant to the agreement, Trilogy will provide marketing and financial public relations services to us and will assume the responsibilities of an investor relations officer for us. We pay Trilogy $12,500 per month under the agreement. Pursuant to the agreement, we issued warrants to Trilogy to purchase 1,793,322 shares of our common stock at an exercise price of $1.03 per share. The warrants issued to Trilogy are exercisable upon issuance and expire on July 18, 2008.

On December 27, 2004, we entered into a consulting agreement with Gabriele M. Cerrone, our Chairman of the Board and a principal stockholder. The duties of Mr. Cerrone pursuant to the agreement will consist of business development, strategic planning, capital markets and corporate financing consulting advice. The term of the agreement commenced on January 10, 2005 and continues until December 31, 2006 with automatic renewal for successive one year periods unless either party gives notice to the other not to renew the agreement. We will pay Mr. Cerrone an annual fee of $205,000 on a monthly basis. In addition, Mr. Cerrone received a grant of 375,000 ten year non-qualified stock options pursuant to our Stock Option Plan at an exercise price of $1.70 per share. One half of such options will vest on each of the first two anniversaries of the date of the agreement.

In the event the agreement is terminated without cause or for good reason, Mr. Cerrone will receive a cash payment equal to the aggregate amount of his annual fee for the then remaining term of the Agreement and all unvested stock options will immediately vest and the exercise period of such options will be extended to the later of the longest period permitted by our stock option plans or ten years following termination. In the event a change of control of the Company occurs, Mr. Cerrone shall be entitled to such compensation upon the subsequent termination of the agreement within two years of the change in control unless such termination is the result of Mr. Cerrone’s death, disability or retirement or his termination for cause.

In February 2006, Mr. Cerrone was paid a cash bonus of $30,750 in connection with his services in 2005 under the consulting agreement.

On August 12, 2004, in connection with our L-Annamycin license, we entered into a consulting agreement with Roman Perez-Soler, M.D., for a term concurrent with the L-Annamycin license agreement. In connection therewith Dr. Perez-Soler agreed to be appointed to our Scientific Advisory Board. As consideration for consulting and advisory services Dr. Perez-Soler shall receive a $30,000 per year consulting fee and 44,000 shares of restricted common stock. In addition, we granted to Dr. Perez-Soler an option to purchase 468,500 shares of common stock at an exercise price of $3.00 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 27, 2004 we entered into a consulting agreement with Gabriele M. Cerrone, our Chairman of the Board and a principal shareholder.  The agreement and its terms were approved by our Compensation Committee, which consists solely of independent members of the Board.  Additional information concerning the terms of the consulting agreement are set forth in “Executive Officer Compensation — Consulting Agreements.”

On March 9, 2005 certain members of management, in addition to certain current institutional investors, purchased an aggregate 1,985,791 shares of our common stock in a private placement. The shares were sold at a price of $1.52 per share for aggregate proceeds of approximately $3.02 million. Panetta Partners, Ltd., a principal shareholder and limited partnership, of which Mr. Cerrone is the sole managing partner, purchased 25,000 shares in the private placement. In such capacity Mr. Cerrone exercises voting and dispositive control over shares owned by Panetta in which he has no pecuniary interest. In addition, Gary S. Jacob, our Chief Executive Officer purchased 16,448 shares in the private placement and Christoph Bruening, a director, purchased 20,000 shares in the private placement. Each did so at the specific request of the institutional investors.

In connection with the sale of our common stock to certain members of management in the private placement, our Audit Committee determined that participation by such members of management in the private placement (i) did not constitute a conflict of interest under our Code of Business Conduct and Ethics and (ii) was on term no less favorable to the company than terms offered to third parties.

Conflicts of Interest

Gabriele Cerrone and his affiliates are subject to certain potential conflicts of interests.  His consulting agreement expressly recognizes that he may provide consulting services to others.  In addition, from time to time, he or his affiliates may be presented with business opportunities which could be suitable for our business and Mr. Cerrone is not subject to any restrictions with respect to other business activities, except to the extent such activities are in violation of our Code of Conduct and Ethics or violate general confidentiality provisions of his consulting agreement.  In instances where there is potential conflict of interest or business opportunity, with respect to any officer or director, including Mr. Cerrone, our Corporate Governance/Nominating Committee has both the authority and responsibility to review such matters and take appropriate actions.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Company’s executive compensation program is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to align the interests of executive management with those of the stockholders, and to provide incentives and reward both short and long term performance based on the success of the Company in meeting its development milestones and business objectives. The Compensation Committee places a particular emphasis on variable, performance based components, such as the bonus potential and stock option awards, the value of which could increase or decrease to reflect changes in corporate and individual performances.

Components of Compensation. Each executive officer’s compensation package is generally comprised of the following elements: (1) A base salary which is established at levels considered appropriate for the duties and scope of responsibilities of each officer’s position; (2) A performance-based annual bonus; (3) Periodic grants of stock options to strengthen the mutuality of interests between the executive officers and the Company’s stockholders. Executive officers are also eligible to participate in compensation and employee benefits generally available to all employees of the Company, such as health insurance.

The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is ``at risk,’’ namely, the annual bonus and stock options.

Base Salary. Base salaries for executive officers are set at levels believed by the Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company, the salary levels in effect for comparable positions in similarly situated companies within relevant industries, and internal comparability considerations. Base salaries for the Company’s executive officers other than the Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer’s service. All such recommendations are subject to approval or disapproval by the Compensation Committee. Other than provisions provided for in Employment Agreements, changes in base salaries of executives are based on an evaluation of the personal performance of the executive, prevailing market practices, and the performance of the Company as a whole. In determining base salaries, the Compensation Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company’s strategic plans, developing management employees and exercising leadership in the development of the Company.

Cash-Based Incentive Bonus. The Compensation Committee believes that a portion of the total cash compensation for executive officers should be based on the Company’s success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short term corporate goals that also further the long term objectives of the Company, and places a portion of each executive officer’s annual compensation at risk.

Stock Options. The Compensation Committee believes that equity participation is a key component of the Company’s executive compensation program. Stock options are awarded by the Compensation Committee to executive officers primarily based on potential contributions to the Company’s growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. The purpose of these awards is to provide financial incentives to executives to achieve corporate and individual goals.  Stock options provide an effective incentive for management to create stockholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company’s common stock occurs over a number of years.

Compensation of Chief Executive Officer. Mr. Jacob received a salary of $225,000 for 2005.  Mr. Jacob also received a bonus of $33,750 for 2005.  Mr. Jacob’s bonus was paid pursuant to his employment agreement and was based on achieving key performance objectives for our company approved and measured by the Compensation Committee.  Mr. Jacob was granted 350,000 stock options under the Company’s 1996 Incentive and Non-Qualified Stock Option Plan, as amended, at an exercise price of $1.01 per share.  The Compensation Committee believes the grant of options to Mr. Jacob is a key component of his compensation and an important means of ensuring that the Company’s Chief Executive Officer continues to share significantly in the success of the Company’s business with the other stockholders.  The Compensation Committee determined that it was appropriate to grant these options in 2005 for these reasons and due to Mr. Jacob’s performance.

Submitted by the Compensation Committee

Christoph Bruening

John P. Brancaccio

Stephen K. Carter

The information contained in the above Compensation Committee Report shall not be deemed “ soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference into such filings.

PERFORMANCE GRAPH

Prior to May 18, 2004, the Company was not publicly traded and there was no public market for its securities. The graph below compares the cumulative total return of the Company’s common shares with that of the NASDAQ Composite Index and the NASDAQ Pharmaceutical Index from May 18, 2004 (the date the Company’s common shares began to trade publicly) through June 30,2006. The graph assumes that you invested $100 at the close of market on May 18, 2004 in the Company’s common shares and $100 invested at that same time in each of the indexes. The comparisons in this graph are provided in accordance with Securities and Exchange Commission disclosure requirements and are not intended to forecast or be indicative of the future performance of our common shares.

	5/18/2004	6/30/04	6/30/05	6/30/06
Callisto Pharmaceuticals	$100.00	$100.00	$51.50	$60.00
Nasdaq Composite Index	$100.00	107.75	$108.92	$115.87
Nasdaq Pharmaceutical Stock Index	$100.00	$101.77	$96.56	$106.53

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports and Form 10-K/A.

Additional copies of Callisto’s Annual Report and Form 10-K/A for the fiscal year ended December 31, 2005 may be obtained without charge by writing to the Secretary, Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170. Callisto’s Annual Report and Form 10-K/A can also be found on Callisto’s website: www.callistopharma.com.

Stockholders Proposals for the 2007 Annual Meeting.

Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company’s 2007 Annual Meeting of Stockholders must submit the same to the Secretary, at the Company’s principal executive office at 420 Lexington Avenue, Suite 1609, New York, New York 10170, no later than June 12, 2007.

Proxy Solicitation Costs.

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

THE BOARD OF DIRECTORS

New York, New York

August 28, 2006

Appendix A

PROPOSED FIRST AMENDMENT TO THE 2005 DIRECTORS’ STOCK OPTION PLAN

The Callisto Pharmaceuticals, Inc. 2005 Directors’ Stock Option Plan (the “Plan”) is hereby amended as set forth below, effective as of the date of adoption (the “Adoption Date”) of this First Amendment by the Board of Directors of Callisto Pharmaceuticals, Inc. (the “Company”), subject to approval of this First Amendment by the stockholders of the Company, as provided below:

1.                  Section 5 of the Plan entitled Option Grants is hereby amended to include the following clause:

“(d)  each year upon the date of an Annual Meeting, the Board shall have the sole discretion to grant to any Non Employee Director who has been elected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting and, during the time period between such Annual Meeting and the prior Annual Meeting, who (i) has served on a committee of the Board (but who has not served as the chairman of a Board Committee), including but not limited to, the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee (each, a “Board Committee”), an Option to purchase up to 3,000 shares of Common Stock and (ii) has served as the chairman of a Board Committee, an Option to purchase up to 5,000 shares of Common Stock, subject to adjustment as provided in Section 13.”

2.                  The Plan shall otherwise be unchanged by this First Amendment.

3.                  This First Amendment is adopted subject to approval within one year of the Adoption Date at a meeting of the Company’s stockholders at which a quorum is present by a vote of a majority of the shares present at such meeting in person or by proxy and entitled to vote thereon.

*            *            *

The foregoing First Amendment to the Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on August 22, 2006, subject to approval of the First Amendment by stockholders of the Company at the October 12, 2006 Annual Meeting.

Secretary

The foregoing First Amendment to the Plan was duly adopted by the stockholders of the Company at a meeting held on October 12, 2006.

Secretary

A-1

PROXY CARD

CALLISTO PHARMACEUTICALS, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON OCTOBER 12, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Gabriele M. Cerrone and Gary S. Jacob, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Callisto Pharmaceuticals, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on October 12, 2006 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Callisto Pharmaceuticals, Inc. to be held at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Thursday, October 12, 2006, beginning at 11:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3

		FOR		WITHHOLD
1.	Election of Directors
Nominees

	01-Gabriele M. Cerrone	☐		☐
	02-Gary S. Jacob	☐		☐
	03-Christoph Bruening	☐		☐
	04-Riccardo Dalla-Favera	☐		☐
	05-John P. Brancaccio	☐		☐
	06-Stephen K. Carter	☐		☐
	07-Randall K. Johnson	☐		☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve an amendment to Callisto’s 2005 Directors’ Stock Option Plan allowing the grant of options to non-employee directors as compensation for service on Board committees.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Proposal to ratify BDO Seidman, LLP as Callisto’s independent registered public accountants for fiscal year 2006.	☐	☐	☐

Important:  Please sign exactly as name appears on this proxy.  When signing as attorney,  executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:	, 2006

Signature

Name (printed)

Title

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

1.              VOTE BY TELEPHONE:  After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts.  Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-626-4508 on a touch-tone telephone

OR

2.                                           VOTE BY INTERNET:
Log-on to www.votestock.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on “Accept Vote”

OR

3.              VOTE BY MAIL:  If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.